CONSENT OF COUNSEL



          We hereby consent to the use of this Opinion of Counsel as an exhibit to this Form S-8 Registration Statement.



                                                /s/ DUNCAN, BLUM & ASSOCIATES
                                                    -------------------------
                                                    DUNCAN, BLUM & ASSOCIATES

Bethesda, Maryland
August 6, 2002